                                                                    EXHIBIT 99.1

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1999-D

                                   TERM SHEET

                              Subject to Revision


The Issuing Trust

AmeriCredit Automobile Receivables Trust 1999-D is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp., or AFS Funding, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.

Servicer and Originator

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.

The Insurer

Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A., or Bank One, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

 . September 27, 1999. This is the date we used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

 . October 25, 1999. The issuing trust will receive amounts collected on the auto loans after this date.

Closing Date

 .  October 28, 1999.

Description of the Securities

The issuing trust will issue three classes of its asset backed notes. The notes are designated as the "Class A-1 Notes,-" the "Class A-2 Notes-" and the "Class A-3 Notes.-"

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:


                                               Final
         Initial Note                        Scheduled
          Principal                         Distribution
Class      Balance       Interest Rate          Date
-----    ------------    --------------     ------------
A-1      $375,000,000        _____%         February 2002
A-2      $160,000,000        _____%         January 2003
A-3      $215,000,000        _____%         December 2005


The notes will initially be issued in book-entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Cedelbank, societe anonyme or in the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

Distribution Dates

 .  When AmeriCredit is the servicer:

   The distribution date will be the 5th day of each month, commencing on December 6, 1999.

 .  If AmeriCredit is not the servicer:

   The distribution date will become the twelfth day of each month.

 .  Insured distributions:

   Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

 .  Business day rule:

   If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

 .  Record dates:

   The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1, Class A-2 and Class A-3 Notes will be calculated on a "30/360" basis.

Principal

 . Principal of the notes will be payable on each distribution date in an amount equal to

   (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus

   (2) the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes and other expenses, which will be used to pay principal on the notes on that distribution date, but only as necessary to build or maintain an amount of over-collateralization required by Financial Security.

   In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

 . The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

   -  first, the Class A-1 Notes will be paid off;

   - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off; and

   - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off.

The Trust Assets

The issuing trust's assets will principally include:

 . a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

 .  collections on the auto loans received after October 25, 1999;

 . an assignment of the security interests in the vehicles securing the auto loan pool; and

 .  the pre-funding account.

The Auto Loan Pool

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of September 27, 1999. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is October 25, 1999, will vary somewhat from the statistical distribution of those characteristics as of September 27, 1999, although that variance will not be material.

 .  As of September 27, 1999 the auto loans in the pool have:

   -  an aggregate principal balance of $486,603,247.31;

   -  a weighted average annual percentage rate of approximately 18.27%;

   -  a weighted average original maturity of approximately 60 months;

   -  a weighted average remaining maturity of approximately 59 months; and

   - an individual remaining term of not more than 72 months and not less than 11 months.

 . As of October 25, 1999 the auto loans in the pool are expected to have an aggregate principal balance of approximately $500,000,000.

Pre-Funding Feature

Approximately $250,000,000 of the proceeds of the notes will be held by Bank One in a pre-funding account, and will be used to purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before April 30, 2000, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.

The Insurance Policy

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

Optional Redemption

The Class A-3 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

Mandatory Redemption

 . Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on April 30, 2000. The principal amount of each class of notes to be redeemed will be an amount equal to that class's pro rata share of the remaining amount.

 . The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par.
   The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

Federal Income Tax Consequences

For federal income tax purposes:

 . Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as debt and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as debt.

 .  Interest on the notes will be taxable as ordinary income

   - when received by a holder using the cash method of accounting, and

   - when accrued by a holder using the accrual method of accounting.

 .  Dewey Ballantine LLP has prepared the discussion under "Material Federal
   Income Tax Consequences" in the prospectus supplement and in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

Subject to the important considerations described under "ERISA Consideration" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Rating of the Notes

Each class of notes must receive "AAA" ratings from Standard & Poor's and "Aaa" ratings from Moody's in order to be issued.

The initial automobile loan pool's composition and distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

                  Composition of the Initial Automobile Loans
                     as of the Statistical Calculation Date

                                                  New                      Used                  Total
                                         ----------------------     --------------------    ---------------
Aggregate Principal Balance(1)                  $136,916,159.94          $349,687,087.37    $486,603,247.31
Number of Automobile Loans                                8,202                   26,213             34,415
Percent of Aggregate Principal Balance                    28.14%                   71.86%            100.00%
Average Principal Balance                       $     16,693.02          $     13,340.22    $     14,139.28
 Range of Principal Balances             1,161.70 to $40,454.18     565.54 to $39,329.08
Weighted Average APR(1)                                   17.01%                   18.77%             18.27%
 Range of APRs                                  (9.77% to 24.95%)        (8.47% to 30.00%)
Weighted Average Remaining Term                              61                       58                 59
 Range of Remaining Terms                      (18 to 72 months)        (11 to 72 months)
Weighted Average Original  Term                              62                       59                 60
 Range of Original Terms                       (18 to 72 months)        (12 to 72 months)


--------------------
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans' aggregate yield on the aggregate principal balance.

              Distribution of the Initial Automobile Loans by APR
                     as of the Statistical Calculation Date


                       Aggregate Principal       % of Aggregate           Number of        % of Total Number of
     APR Range              Balance(1)        Principal Balance(2)     Automobile Loans     Automobile Loans(2)
-------------------    -------------------    --------------------     ----------------    ---------------------
 8.000 to  8.999%      $       20,926.73              0.00%                       2                  0.01%
 9.000 to  9.999            2,758,542.52              0.57%                     161                  0.47%
10.000 to 10.999            4,062,607.21              0.83%                     220                  0.64%
11.000 to 11.999            6,130,666.67              1.26%                     344                  1.00%
12.000 to 12.999           16,749,334.01              3.44%                     941                  2.73%
13.000 to 13.999           15,259,370.37              3.14%                     854                  2.48%
14.000 to 14.999           20,088,999.94              4.13%                   1,141                  3.32%
15.000 to 15.999           42,155,725.22              8.66%                   2,491                  7.24%
16.000 to 16.999           39,381,563.70              8.09%                   2,446                  7.11%
17.000 to 17.999           74,334,290.58             15.28%                   4,898                 14.23%
18.000 to 18.999           81,870,552.72             16.82%                   5,819                 16.91%
19.000 to 19.999           47,884,154.20              9.84%                   3,439                  9.99%
20.000 to 20.999           44,952,393.37              9.24%                   3,501                 10.17%
21.000 to 21.999           58,237,462.47             11.97%                   4,971                 14.44%
22.000 to 22.999           14,095,012.16              2.90%                   1,306                  3.79%
23.000 to 23.999           15,438,773.22              3.17%                   1,544                  4.49%
24.000 to 24.999            2,373,199.80              0.49%                     242                  0.70%
25.000 to 25.999              631,225.55              0.13%                      72                  0.21%
26.000 to 26.999               34,893.70              0.01%                       5                  0.01%
28.000 to 29.999               48,439.08              0.01%                       7                  0.02%
29.000 to 29.999               73,839.81              0.02%                       9                  0.03%
30.000 to 30.999               21,274.28              0.00%                       2                  0.01%
                         ---------------            ------                   ------                ------
TOTAL                    $486,603,247.31            100.00%                  34,415                100.00%
                         ===============            ======                   ======                ======

--------------------
(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.

      Distribution of the Initial Automobile Loans by Geographic Location of Obligor as of the Statistical Calculation Date

                  Aggregate Principal        % of Aggregate        Number of Automobile    % of Total Number of
     State            Balance(1)          Principal Balance(2)            Loans             Automobile Loans(2)
--------------    -------------------     --------------------     --------------------    ---------------------
Alabama             $  9,933,452.20                2.04%                     703                    2.04%
Arizona               14,923,624.32                3.07%                   1,065                    3.09%
California            59,695,058.85               12.27%                   3,979                   11.56%
Colorado               5,278,255.45                1.08%                     366                    1.06%
Connecticut            5,155,649.07                1.06%                     369                    1.07%
Florida               39,187,921.24                8.05%                   2,822                    8.20%
Georgia               14,388,770.40                2.96%                     987                    2.87%
Illinois              21,190,938.86                4.35%                   1,517                    4.41%
Indiana                9,610,863.31                1.98%                     715                    2.08%
Iowa                   3,293,198.49                0.68%                     242                    0.70%
Kansas                 3,305,860.07                0.68%                     231                    0.67%
Kentucky               6,618,656.70                1.36%                     509                    1.48%
Louisiana              8,709,145.95                1.79%                     588                    1.71%
Maine                  2,054,973.92                0.42%                     177                    0.51%
Maryland               9,277,226.94                1.91%                     617                    1.79%
Massachusetts          6,131,596.30                1.26%                     484                    1.41%
Michigan              16,684,995.73                3.43%                   1,168                    3.39%
Minnesota              6,332,063.33                1.30%                     470                    1.37%
Mississippi            3,801,315.89                0.78%                     265                    0.77%
Missouri               7,175,890.19                1.47%                     512                    1.49%
Nebraska               2,461,854.15                0.51%                     190                    0.55%
Nevada                 7,863,269.18                1.62%                     562                    1.63%
New Jersey            13,078,121.17                2.69%                     976                    2.84%
New Mexico             3,365,058.91                0.69%                     231                    0.67%
New York              24,090,682.55                4.95%                   1,759                    5.11%
North Carolina        12,895,265.99                2.65%                     909                    2.64%
Ohio                  21,546,165.96                4.43%                   1,616                    4.70%
Oklahoma               5,002,094.07                1.03%                     365                    1.06%
Oregon                 2,766,536.91                0.57%                     201                    0.58%
Pennsylvania          26,340,156.27                5.41%                   1,947                    5.66%
South Carolina         4,550,370.31                0.94%                     321                    0.93%
Tennessee             10,071,016.69                2.07%                     711                    2.07%
Texas                 58,320,287.96               11.99%                   3,825                   11.11%
Utah                   2,379,471.90                0.49%                     178                    0.52%
Virginia              13,117,522.56                2.70%                     936                    2.72%
Washington             7,743,384.35                1.59%                     549                    1.60%
West Virginia          3,069,289.08                0.63%                     222                    0.65%
Wisconsin              5,550,518.63                1.14%                     404                    1.17%
Other(3)               9,642,723.46                1.98%                     727                    2.11%
                    ---------------              ------                   ------                  ------
TOTAL               $486,603,247.31              100.00%                  34,415                  100.00%
                    ===============              ======                   ======                  ======

--------------------
(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with aggregate principal balances less than $2,000,000.

Yield and Prepayment Consideration

     Prepayments can be made on any of the auto loans at any time.   If
prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

     The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

 . the issuing trust includes two pools of auto loans with the characteristics set forth in the following table;

 . all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

 . each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

   . the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 2 of this term sheet;

   . interest accrues on the notes at the following assumed coupon rates: Class
     A-1 Notes, 6.41%; Class A-2 Notes, 6.81%; and Class A-3 Notes, 7.07%;

   . payments on the notes are made on the fifth day of each month;

   . the notes are purchased on October 28, 1999;

   . the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

   . the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

   . all of the pre-funding account money is used to purchase additional auto loans;

   . AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

   . accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

   . the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.

                Aggregate                                         Remaining Term
                Principal                        Assumed Cutoff   to Maturity         Seasoning
   Pool          Balance         Gross APR            Date         (in Months)       (in Months)
----------   ----------------  --------------    --------------   --------------   ---------------
     1           $500,000,000       18.27%           11/1/99             59                0
     2           $250,000,000       18.27%           12/1/99             59                0
--------------------------------------------------------------------------------------------------
   Total         $750,000,000


     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity, that all of the auto loans will prepay at the same level of ABS or that the coupon rates on the notes will remain constant. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

 . multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

 .  adding the results, and

 .  dividing the sum by the related initial principal amount of the note.

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                  Class A-1 Notes             Class A-2 Notes
                             --------------------------  --------------------------
Distribution Date            0.00%  1.00%  1.70%  2.50%  0.00%  1.00%  1.70%  2.50%
-----------------            -----  -----  -----  -----  -----  -----  -----  -----
Closing Date                  100    100    100    100    100    100    100    100
05-Dec-99                      98     97     96     95    100    100    100    100
05-Jan-00                      95     91     89     87    100    100    100    100
05-Feb-00                      91     86     82     78    100    100    100    100
05-Mar-00                      87     80     76     70    100    100    100    100
05-Apr-00                      84     75     69     62    100    100    100    100
05-May-00                      80     70     62     54    100    100    100    100
05-Jun-00                      76     64     56     46    100    100    100    100
05-Jul-00                      73     59     49     38    100    100    100    100
05-Aug-00                      69     54     43     31    100    100    100    100
05-Sep-00                      65     48     37     23    100    100    100    100
05-Oct-00                      61     43     31     16    100    100    100    100
05-Nov-00                      57     38     25     10    100    100    100    100
05-Dec-00                      54     34     21      5    100    100    100    100
05-Jan-01                      51     31     16      0    100    100    100     99
05-Feb-01                      49     27     12      0    100    100    100     87
05-Mar-01                      47     24      8      0    100    100    100     75
05-Apr-01                      44     20      3      0    100    100    100     63
05-May-01                      42     17      0      0    100    100     98     51
05-Jun-01                      39     13      0      0    100    100     88     40
05-Jul-01                      37     10      0      0    100    100     79     29
05-Aug-01                      34      6      0      0    100    100     70     18
05-Sep-01                      32      3      0      0    100    100     60      7
05-Oct-01                      29      0      0      0    100     99     51      0
05-Nov-01                      26      0      0      0    100     91     42      0
05-Dec-01                      23      0      0      0    100     84     34      0
05-Jan-02                      21      0      0      0    100     76     25      0
05-Feb-02                      18      0      0      0    100     68     17      0
05-Mar-02                      15      0      0      0    100     61      8      0
05-Apr-02                      12      0      0      0    100     53      0      0
05-May-02                       9      0      0      0    100     46      0      0
05-Jun-02                       6      0      0      0    100     38      0      0
05-Jul-02                       3      0      0      0    100     31      0      0
05-Aug-02                       0      0      0      0    100     24      0      0
05-Sep-02                       0      0      0      0     93     16      0      0
05-Oct-02                       0      0      0      0     86      9      0      0
05-Nov-02                       0      0      0      0     78      2      0      0
05-Dec-02                       0      0      0      0     70      0      0      0
05-Jan-03                       0      0      0      0     63      0      0      0
05-Feb-03                       0      0      0      0     55      0      0      0
05-Mar-03                       0      0      0      0     47      0      0      0
05-Apr-03                       0      0      0      0     39      0      0      0
05-May-03                       0      0      0      0     30      0      0      0
05-Jun-03                       0      0      0      0     22      0      0      0
05-Jul-03                       0      0      0      0     13      0      0      0
05-Aug-03                       0      0      0      0      5      0      0      0
05-Sep-03                       0      0      0      0      0      0      0      0
05-Oct-03                       0      0      0      0      0      0      0      0
05-Nov-03                       0      0      0      0      0      0      0      0
05-Dec-03                       0      0      0      0      0      0      0      0
05-Jan-04                       0      0      0      0      0      0      0      0
05-Feb-04                       0      0      0      0      0      0      0      0
05-Mar-04                       0      0      0      0      0      0      0      0
05-Apr-04                       0      0      0      0      0      0      0      0
05-May-04                       0      0      0      0      0      0      0      0
05-Jun-04                       0      0      0      0      0      0      0      0
05-Jul-04                       0      0      0      0      0      0      0      0
Weighted Average Life
(in Years)                     1.38   0.93   0.75   0.62   3.35   2.52   2.00   1.58

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                                     Class A-3 Notes
                                 ----------------------------------------------------------
Distribution Date                     0.00%           1.00%           1.70%         2.50%
-----------------                -------------    ------------    ------------   ----------
Closing Date                           100             100             100             100
05-Dec-99                              100             100             100             100
05-Jan-00                              100             100             100             100
05-Feb-00                              100             100             100             100
05-Mar-00                              100             100             100             100
05-Apr-00                              100             100             100             100
05-May-00                              100             100             100             100
05-Jun-00                              100             100             100             100
05-Jul-00                              100             100             100             100
05-Aug-00                              100             100             100             100
05-Sep-00                              100             100             100             100
05-Oct-00                              100             100             100             100
05-Nov-00                              100             100             100             100
05-Dec-00                              100             100             100             100
05-Jan-01                              100             100             100             100
05-Feb-01                              100             100             100             100
05-Mar-01                              100             100             100             100
05-Apr-01                              100             100             100             100
05-May-01                              100             100             100             100
05-Jun-01                              100             100             100             100
05-Jul-01                              100             100             100             100
05-Aug-01                              100             100             100             100
05-Sep-01                              100             100             100             100
05-Oct-01                              100             100             100              97
05-Nov-01                              100             100             100              90
05-Dec-01                              100             100             100              83
05-Jan-02                              100             100             100              75
05-Feb-02                              100             100             100              69
05-Mar-02                              100             100             100              62
05-Apr-02                              100             100             100              55
05-May-02                              100             100              94              49
05-Jun-02                              100             100              89              43
05-Jul-02                              100             100              83              38
05-Aug-02                              100             100              78              32
05-Sep-02                              100             100              72               0
05-Oct-02                              100             100              67               0
05-Nov-02                              100             100              62               0
05-Dec-02                              100              97              57               0
05-Jan-03                              100              91              53               0
05-Feb-03                              100              86              48               0
05-Mar-03                              100              81              44               0
05-Apr-03                              100              76              40               0
05-May-03                              100              72              36               0
05-Jun-03                              100              67              32               0
05-Jul-03                              100              62               0               0
05-Aug-03                              100              57               0               0
05-Sep-03                               97              53               0               0
05-Oct-03                               90              48               0               0
05-Nov-03                               84              44               0               0
05-Dec-03                               77              39               0               0
05-Jan-04                               70              35               0               0
05-Feb-04                               63               0               0               0
05-Mar-04                               56               0               0               0
05-Apr-04                               49               0               0               0
05-May-04                               41               0               0               0
05-Jun-04                               34               0               0               0
05-Jul-04                                0               0               0               0
Weighted Average Life
   (in Years)                           4.40            3.86            3.23            2.51

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit's portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan.

                             Delinquency Experience

Financed vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.


                                                                            At June 30,
                                  -------------------------------------------------------------------------------------------
                                             1999                             1998                             1997
                                  -------------------------        -------------------------       --------------------------
                                  Number of                        Number of                        Number of
                                  Contracts         Amount         Contracts         Amount         Contracts         Amount
                                  ---------         ------         ---------         ------         ---------         ------
Portfolio at end of                366,262       $4,105,468         213,549       $2,302,516         112,847       $1,138,255
 period(1)

Period of Delinquency(2)
 31-60 days(3)                      25,423       $  277,592          12,259       $  126,012           7,684       $   73,197
 61-90 days                          5,230           53,487           2,545           25,847           1,901           17,451
 91 days or more                     2,007           20,026           3,891           33,328           2,316           18,970
                                  ----------     -----------        ---------     ------------       --------       ----------
Total Delinquencies                 32,660       $  351,105          18,695       $  185,187          11,901       $  109,618
Repossessed Assets                   3,207           37,773           1,732           18,818           1,491           14,471
                                  ----------     -----------        ---------     ------------       --------       ----------
Total Delinquencies and
 Repossessed Assets                 35,867          388,878          20,427          204,005          13,392          124,089
                                  ==========     ===========        =========     ============       ========       ==========
Total Delinquencies as a
 Percentage of the
 Portfolio                            8.92%            8.55%           8.75%            8.04%          10.55%            9.63%
Total Repossessed Assets
 as a Percentage of the
 Portfolio                            0.88%            0.92%           0.81%            0.82%           1.32%            1.27%
                                  ----------     -----------        ---------     ------------       --------       ----------
Total Delinquencies and
 Repossessed Assets as a
 Percentage of the
 Portfolio                            9.80%            9.47%           9.56%            8.86%          11.87%           10.90%
                                  ==========     ===========        =========     ============       ========       ==========

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.

                              Loan Loss Experience

                                                                       Fiscal Year Ended
                                                                            June 30,
                                                      ---------------------------------------------------------
                                                            1999                1998                1997
                                                      ---------------     ---------------       -------------
Period-End Principal Outstanding(1)                       $4,105,468          $2,302,516          $1,138,255
Average Month-End Amount Outstanding During the
 Period(1)                                                 3,129,463           1,649,416             792,155
Net Charge-Offs(2)                                           147,344              88,002              43,231
Net Charge-Offs as a Percentage of Period-End
 Principal Outstanding                                           3.6%                3.8%                3.8%
Net Charge-Offs as a Percent of Average
 Month-End Amount Outstanding                                    4.7%                5.3%                5.5%

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.